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Multi-Strategy Growth & Income Fund

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Multi-Strategy Growth & Income Fund

Principal Executive Offices

80 Arkay Drive

Hauppauge, NY 11788

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 4, 2017

Dear Shareholders:

The Board of Trustees of Multi-Strategy Growth & Income Fund has called a special meeting of the Fund’s shareholders, to be held at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 4, 2017 at 10:00 a.m. Eastern Time. Only shareholders of record at the close of business on June 6, 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The purpose of this meeting is to seek your approval of a new advisory agreement between the Fund and LCM Investment Management, LLC. We believe that approval of the new advisory agreement is in the best interest of the Fund and its current and future shareholders. We would like to thank you for your continued support.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on August 4, 2017.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/MSGIproxy.pdf.

By Order of the Board of Trustees

Dawn M. Dennis, Assistant Secretary

June 16, 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.

Multi-Strategy Growth & Income Fund

with its principal executive offices at

80 Arkay Drive

Hauppauge, NY 11788

(631) 470-2600

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 4, 2017

at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Multi-Strategy Growth & Income Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 4, 2017, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 16, 2017.

The shareholders of the Fund are being asked to consider the following proposals:

  To approve a new advisory agreement between the Fund and LCM Investment Management, LLC (“LCM”), the Fund’s current investment adviser.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 6, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-855-601-3841 or on-line at www.growthandincomefund.com.

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PROPOSAL I

APPROVAL OF A NEW ADVISORY AGREEMENT

BETWEEN THE FUND AND LCM

The Fund is seeking approval of a new advisory agreement (the “Proposed Advisory Agreement”) that would change the advisory fee paid by the Fund to its investment adviser, LCM, to bring the fee in line with the Fund’s peers. These peer funds were selected from Morningstar U.S. Closed-end fund categories, including the Multi-alternative, Real Estate, Nontraditional Bond, Global Real Estate, Real Estate, Intermediate Term Bond, World Allocation and Miscellaneous Sector categories. The Fund is one of only five funds in the Morningstar Multi-alternative category (the “Category”). The funds in the Category offer investors exposure to several different alternative investment tactics and have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in the Category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

LCM believes that the Fund benefits through:

•	LCM choosing to significantly enhance its team and resources.

•	The enhanced team’s ability to source new investment opportunities in higher quality, lower cost institutional investments.

•	A single team managing the liquid exchange-traded securities to provide an integrated, custom portfolio rather than utilizing a sub-adviser’s independent strategy.

Under the current investment advisory agreement with LCM (the “Current Advisory Agreement”), LCM’s current advisory fee is 0.75% annually of the Fund’s average daily net assets, which is approximately 54% lower than the Category average of 1.38%. The Proposed Advisory Agreement would change LCM’s advisory fee to 1.35%.

In addition, if approved, LCM and the Fund will enter into an expense limitation agreement under which, for a term of two years from the effective date of the Proposed Advisory Agreement, LCM would reduce its fees and/or absorb expenses of the Fund, subject to certain exclusions, to ensure that total fund operating expenses after fee waiver and/or reimbursement will not exceed a certain percentage of each shares classes net assets. Such expenses will be capped at 1.95% for Class A shares, 2.20% for Class L Shares, 2.45% for Class C shares and 1.45% for Class I shares.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Advisory Agreement.

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Background

LCM has served as the investment adviser to the Fund since the Fund’s launch in 2012. In the Fund’s early stages, LCM invested the Fund’s assets in investment opportunities available to retail investors through broker-dealers, including LCM’s affiliated broker-dealer. In addition to investing in illiquid securities, LCM initially engaged a sub-adviser to manage a portion of the Fund invested in liquid, exchange traded securities. For illiquid securities, LCM relied, in part, on the broker-dealers’ pipeline and due diligence in the selection of investments. Deal sourcing was more straightforward and less time intensive for LCM, particularly because LCM found the available investments attractive at the time. For the liquid securities, the sub-adviser managed a separate account strategy readily available to retail clients who met their account minimum. The ease of deal sourcing, due diligence, investment selection, sub-advised assets and the implicit costs the fund paid to access investments warranted an adviser fee of 0.75% which was one of the lowest in its category.

However, the changing economic environment along with the increased size of the Fund have required LCM to make significant and costly changes in order to continue providing and enhancing its high-quality service to the Fund. In March 2015, LCM determined that shareholders would be better served if LCM could evolve the Fund’s portfolio by internalizing the management of the Fund’s liquid exchange traded securities and expanding its allocation to higher quality and lower cost institutional investments not generally available through broker-dealers. In so doing, Effective March 1, 2015, LCM internalized the management of the Fund’s liquid exchange traded securities. In addition, LCM instituted its proprietary scoring methodology for investment selection when it made its first hedge fund investment in June 2015. LCM proactively began to grow its investment team to develop additional expertise and relationships in institutional quality, illiquid alternative investments as well as adding capabilities to actively manage the liquid, exchange traded securities. Today, LCM’s investment team consists of five full-time investment professionals with over sixty years of combined experience in the field.

The process of internalizing the liquid investments and fully implementing the institutionalized due diligence methodologies and investment opportunities was a gradual one, and cannot be simply tied to a single day or month in time. This is particularly true for illiquid securities, which may take many months to vet, and months or years to see tangible performance realized. While the Fund’s return during the period from February 28, 2015 to February 29, 2016 was -3.68% for Class A shares (without load), this was less reflective of new procedures and investments than of existing illiquid investments the Fund already held. Because the majority of the portfolio is made up of investments that are to be held for multi-year periods, a single twelve month period may not be an indicator of long-term value. As the internalized liquid sleeve and institutionally-driven illiquid investments mature, returns have done so as well. As indicated in the Fund’s most recent annual report, from February 29, 2016 to February 28, 2017, the Fund’s performance was well above the Fund’s long-term annualized average, returning 10.04% over that period for Class A shares (without load). The Fund is, by design, a long term investment. In both strong and weak periods, investors are cautioned against using short-term interim period performance as an indication of the overall Fund.

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LCM believes the Fund avoids substantial fees resulting from investing in institutional-level investments over retail.

Initially, the Fund invested in more easily identifiable retail products that required the Fund to incur significant upfront dealer-manager, organizational, and offering expenses. For example, for public nontraded real estate funds, the Fund would typically pay around 5% or more in such expenses, coupled with additional transaction-related fees of around 3%. By contrast, today, investment opportunities are sourced and fully identified, researched and evaluated by LCM and are purchased directly from the sponsor or manager, rather than through the affiliated broker-dealer, significantly reducing both upfront and ongoing fees and expenses. As a result, the Fund may pay only 0-2% in total initial expenses, which is substantially less than that incurred in purchasing retail products. Moreover, this reduction in initial expenses has the potential to lead to better returns for shareholders, for even a modest reduction in upfront fees can lead to significantly improved performance when considered over the Fund’s typical investment horizon of 5-7 years. The difference in fee structures between retail and institutional products becomes even more significant when considering the generally lower ongoing fees and expenses of institutional investments which amplify the variance between the returns provided by retail and institutional products. Aside from the difference in fees, LCM believes these institutional-level investments are more attractive on an absolute basis and offer access to unique and elite management teams. Such investments are generally not available to individual investors as they feature high investment minimums. As an additional benefit of these new relationships, the Fund is often approached to invest on preferred terms, which is a direct benefit of the enhancements that LCM has made.

While retail investments generally have greater transparency through public filings and public marketing materials than institutional investments, availability of public information does not necessarily equate to reduced risk. LCM considers institutional investments as being more attractive due to their generally superior risk-reward metrics, unique and sophisticated opportunity sets, as well as further reductions in fees and conflicts of interest. While these investments require a more advanced knowledge base, higher quality relationships, and a significantly more intensive diligence process to be vetted properly, LCM believes these investments often result in higher quality investments that add value to the Fund and its shareholders.

LCM has found that initial and ongoing due diligence of illiquid securities requires additional expertise in today’s environment in general and institutional investments have additional complexities over their retail counterpart.

The Fund’s private and non-traded investments provide limited or no information to the general public. As such LCM’s research efforts and portfolio management require greater resources. LCM has added new personnel with increased expertise and deeper relationships in the institutional alternative investment space to identify more attractive opportunities. In addition to identifying investment opportunities and completing initial due diligence, illiquid securities must be fair-valued. The fair valuation process requires substantial input, experience and ongoing due diligence by the adviser. In order to enhance LCM’s fulfillment of its due diligence and fair valuation obligations, LCM developed a proprietary multi-stage, multi-factor framework for selecting, evaluating and monitoring illiquid investment opportunities across a wide array of sectors. As existing investments have matured and the

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complexity of new securities has increased, more time and effort is required to ensure that the value of individual illiquid securities are reflected properly.

LCM believes that the Fund benefits from a single-adviser approach to the management of the liquid, exchange traded securities.

Today, the LCM investment team evaluates investment opportunities and categorizes them into two broad categories, growth and income. Each category contains investments that are deemed core, opportunistic or value-add. By utilizing a single-adviser approach to the management of the liquid exchange traded securities, the LCM investment team seeks the best asset classes and sectors within its framework and evaluates whether accessing certain asset classes or sectors are best in liquid or illiquid investments depending on LCM’s view the economic cycle. The goal is to select liquid investments that are complementary to the illiquid portfolio. The adviser believes the Fund benefits from diversification and a more integrated portfolio strategy by incorporating the liquid investment decisions alongside the illiquid investment process.

The Board agreed that the proposed fee was in the best interest of the shareholders.

Over the past five years, LCM’s enhanced investment team has restructured the Fund’s portfolio and significantly improved its overall processes to the benefit of shareholders. Whereas the Fund may have paid significant investment expenses in the past, today because of the aforementioned enhancements the Fund now seeks and is capable of executing on higher quality, lower cost investment opportunities. The fee under the Proposed Advisory Agreement is appropriate to support these changes and represents proportionate compensation to LCM for the substantial benefits received by the Fund. And as discussed further below, the proposed fee remains competitive within the market. Having reviewed and discussed this information with LCM, the Board agreed that the proposed fee was in the best interests of the shareholders.

The Current and Proposed Advisory Agreements

The Current Advisory Agreement and the Proposed Advisory Agreement are identical in all material respects, except for the advisory fee rate and the date of execution, effectiveness and termination. Under the terms of the Current Advisory Agreement, LCM is entitled to receive an annual fee from the Fund equal to 0.75% of the Fund’s average daily net assets. For such compensation, LCM, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Current Advisory Agreement on January 19, 2011. The Current Advisory Agreement was last submitted to a vote of the shareholders of the Fund on October 19, 2011 in connection with its initial approval as required by Section 15(a) of the 1940 Act. The Current Advisory Agreement became effective upon launch of the Fund on March 16, 2012. The Board, including the Independent Trustees, most recently renewed the Current Advisory Agreement at a meeting on October 27, 2016.

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The Proposed Advisory Agreement would change the annual advisory fee to 1.35%. The Proposed Advisory Agreement, like the Current Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year-to-year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Proposed Advisory Agreement automatically terminates on assignment and is terminable upon 60 days’ notice by the Fund given to LCM. In addition, the Proposed Advisory Agreement may be terminated upon sixty days’ notice by LCM given to the Fund. The Proposed Advisory Agreement is attached as Exhibit A. You should read the Proposed Advisory Agreement. The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary.

In addition, if approved, the adviser and the Fund will enter into an expense limitation agreement (the “Proposed Expense Limitation Agreement”) under which, for a term of two years from the effective date of the Proposed Advisory Agreement, the adviser would reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.95%, 2.20%, 2.45% and 1.45% of each class’s net assets, respectively, for Class A, Class L, Class C and Class I shares.

Fee Comparison

For comparison purposes, the chart below shows the fees earned under the Current Advisory Agreement against the fees that would have been earned under the Proposed Advisory Agreement by itself and together with the Proposed Expense Limitation Agreement for the fiscal year ended February 28, 2017.

	Current Advisory Agreement	Proposed Advisory Agreement*	Proposed Advisory Agreement and Proposed Expense Limitation Agreement*
Average Daily Net Assets	$198,963,333	$198,963,333	$198,963,333
Advisory Fee	0.75%	1.35%	1.35%
Fees Paid to Adviser	$1,492,225	$2,686,005	$2,156,282

*Pro Forma

If the Proposed Advisory Agreement was in effect over that period, the adviser would have earned 80% more in advisory fees, or $1,193,780 in absolute dollars.

If the Proposed Advisory Agreement and the Proposed Expense Limitation Agreement were in effect over that period, the adviser would have earned 44.5% more in advisory fees, or $664,057 in absolute dollars.

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Shareholder Fees and Annual Fund Operating Expenses Under the Current Advisory Agreement

Shareholder Transaction Expenses	Class A	Class L	Class C	Class I
Maximum Sales Load (as a percent of offering price)	5.75%	2.00%	None	None
Maximum Early Withdrawal Charge on Shares Repurchased Less than 365 Days After Purchase (as a percent of original purchase price)[1]	1.00%	None	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	0.75%	0.75%	0.75%	0.75%
Other Expenses
Shareholder Servicing Expenses	0.25%	0.25%	0.25%	None
Distribution Fee[2]	None	0.50%	0.75%	None
Interest Expense	0.08%	0.08%	0.08%	0.08%
Remaining Other Expenses	0.58%	0.58%	0.57%	0.56%
Acquired Fund Fees and Expenses [3]	1.32%	1.32%	1.32%	1.32%
Total Annual Expenses	2.98%	3.48%	3.72%	2.71%

1. The Early Withdrawal Charge applies only to investors that purchase Class A shares without an initial sales charge.

2. The Class L shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.50% of the average daily net assets attributable to Class L shares and is payable on a monthly basis. The Class C shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not currently subject to a Distribution Fee. See “Plan of Distribution.”

3. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, but does not include real estate investment trusts (“REITs”) and private real estate fund expenses. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

Example: This example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$86	$144	$205	$368
Class L Shares	$54	$125	$197	$388
Class C Shares	$37	$114	$192	$397
Class I Shares	$27	$84	$143	$304

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Shareholder Fees and Annual Fund Operating Expenses Under the Proposed Advisory Agreement*

Shareholder Transaction Expenses	Class A	Class L	Class C	Class I
Maximum Sales Load (as a percent of offering price)	5.75%	2.00%	None	None
Maximum Early Withdrawal Charge on Shares Repurchased Less than 365 Days After Purchase (as a percent of original purchase price)[1]	1.00%	None	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.35%	1.35%	1.35%	1.35%
Other Expenses
Shareholder Servicing Expenses	0.25%	0.25%	0.25%	None
Distribution Fee [2]	None	0.50%	0.75%	None
Interest Expense	0.08%	0.08%	0.08%	0.08%
Remaining Other Expenses	0.58%	0.58%	0.57%	0.56%
Acquired Fund Fees and Expenses [3]	1.32%	1.32%	1.32%	1.32%
Total Annual Expenses	3.58%	4.08%	4.32%	3.31%
Fee Waiver and Reimbursement [4]	(0.23)%	(0.48)%	(0.47)%	(0.46)%
Total Annual Expenses After Fee Waiver and Reimbursement	3.35%	3.60%	3.85%	2.85%

*Pro Forma

1. The Early Withdrawal Charge applies only to investors that purchase Class A shares without an initial sales charge.

2. The Class L shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.50% of the average daily net assets attributable to Class L shares and is payable on a monthly basis. The Class C shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not currently subject to a Distribution Fee. See “Plan of Distribution.”

3. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, but does not include REITs and private fund expenses. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund

4. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least [ ], to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.95%, 2.20%, 2.45% and 1.45% of each class’s net assets, respectively, for Class A, Class L, Class C and Class I shares. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser.

Example: This example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example only reflects the expense limitation through the initial expiration date of the contract and total expenses thereafter.

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$89	$157	$228	$416
Class L Shares	$56	$133	$216	$431
Class C Shares	$39	$122	$211	$439
Class I Shares	$29	$93	$164	$353
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Information Concerning LCM

LCM is a limited liability company organized under the laws of the State of California and located at 13520 Evening Creek Drive N., Suite 300, San Diego, California 92128. LCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. LCM is owned and controlled by Raymond Lucia, Jr. and Joseph P. Lucia. LCM does not manage any other funds with principal investment strategies similar to that of the Fund.

The names, titles, addresses and principal occupations of the principal executive officers of LCM are set forth below:

Name and Address(1)	Title	Principal Occupation
Raymond J. Lucia, Jr. (2)	Chief Executive Officer	Chief Executive Officer of Lucia Capital Group, LLC
Joseph P. Lucia	President	President of Lucia Wealth Services, LLC
Theresa J. Ochs(3)	Chief Compliance Officer	Chief Compliance Officer of LCM
Mark C. Scalzo	Chief Investment Officer	Chief Investment Officer of LCM

(1) The address of each officer is 13520 Evening Creek Drive N., Suite 300, San Diego, California 92128.

(2) Mr. Raymond J. Lucia, Jr. also serves as Interested Trustee and President of the Fund, and has done so since 2011.

(3) Ms. Ochs also serves as the Secretary of the Fund, and has done so since 2015.

Affiliate Fees

Lucia Securities, Inc. (“Lucia Securities”) is a FINRA registered broker-dealer, is an affiliate of LCM, and provides wholesaling services to the Fund. Lucia Securities is an affiliate of the adviser because both entities are under the common control of Raymond J. Lucia, Jr. The following table shows brokerage commissions and placement fees paid to Lucia Securities during the last five fiscal years ended February 28.

2013	2014	2015	2016	2017
$297,554	$433,650	$76,277	$85,816	$14,726

For the fiscal year ended February 28, 2017, the brokerage commissions and placement fees paid to Lucia Securities (i) were substantially lower than those paid in any of the prior fiscal years shown above and (ii) represented 100% of the total brokerage commissions and placement fees paid by the Fund during that year.

Evaluation by the Board of Trustees

At a meeting held on August 2, 2016, the Board, including the Independent Trustees, unanimously approved the Proposed Advisory Agreement. In considering the approval of the Proposed Advisory Agreement, the Trustees received materials specifically relating to the Proposed Advisory Agreement. At a meeting held on April 18, 2017, the Board reaffirmed its decision to approve the Proposed Advisory Agreement and directed the officers to proceed immediately with the necessary shareholder meeting. If the Proposed Advisory Agreement is not approved by shareholders, LCM may consider other options in the interest of the Fund, such as limiting its universe of investments or amending the proposal and seeking reconsideration by the Board and the Fund’s shareholders.

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The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the adviser; (2) the investment performance of the Fund and the adviser; (3) the cost of services to be provided and the profits to be realized by the adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Proposed Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees examined the nature, extent and quality of the services provided by LCM to the Fund. The Trustees noted that the adviser had extensive experience and continues to invest in personnel. The Trustees expressed satisfaction with the overall management of the Fund, as well as with the continued evolution and growth of the adviser’s management team and investment process. The Trustees noted their satisfaction with the fact that the Fund had delivered positive annualized returns on a since-inception basis while simultaneously exhibiting lower overall risk metrics versus the S&P 500 Total Return Index over that period. They further noted that when both returns and their associated volatility were considered, the Fund had exhibited attractive risk-adjusted returns. The Trustees expressed the opinion that LCM is managing portfolio risks well. The Trustees concluded that LCM had done an admirable job managing the Fund’s assets, and they noted that they were pleased that LCM had added unique asset classes to the Fund’s portfolio to the benefit of shareholders.

The Trustees discussed the many enhancements that LCM had made to its team and its portfolio management processes in response to changing market conditions. The Trustees discussed that LCM’s deal sourcing and portfolio management now required greater resources. The Trustees noted that LCM added new personnel with increased expertise and deeper relationships in the institutional alternative investment space. The Trustees also discussed in detail LCM’s time- and resource-intensive research processes, noting that the adviser thoroughly analyzed sponsor and manager capabilities and assessed the quality of the underlying portfolios. The Trustees expressed satisfaction with LCM’s proprietary multi-stage, multi-factor framework for selecting, evaluating and monitoring investment opportunities across different sectors.

The Trustees discussed the nature of the adviser’s operations, noting the high quality of the adviser’s compliance infrastructure and the adviser’s robust approach to the fair value process. The Trustees noted the adviser had reported no material compliance incidents, litigation or administrative actions since the Board last renewed the Current Advisory Agreement. Overall, it was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund.

Performance. The Trustees considered the Fund’s past performance and the Fund’s investment objective of seeking returns from capital appreciation and income, with an emphasis on the generation of income. The Trustees also reviewed the Fund’s investment policy of maintaining a core allocation to alternative assets. They noted that since the Fund’s inception, the Fund had achieved its objective of

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delivering non-correlated returns and consistent monthly distributions. The Trustees noted that, since inception, consistent with the Fund’s stated strategy, the Fund’s performance has been consistently between the returns of the Barclays US Aggregate Bond Index and the S&P 500 Total Return Index. The Trustees concluded that overall, the Fund was performing in line with its goals and objectives across a variety of market environments, and they agreed that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees reviewed information regarding fees charged by advisers to a peer group of funds composed of other closed-end interval funds selected from Morningstar U.S. Closed-end fund categories, including the Multi-alternative, Real Estate, Nontraditional Bond, Global Real Estate, Real Estate, Intermediate Term Bond, World Allocation and Miscellaneous Sector categories. . The Trustees noted that LCM’s current fee of 0.75% was significantly below the peer group average of 1.38%. The Trustees remarked that the proposed advisory fee of 1.35% was still well within the range of advisory fees in the Fund’s peer group and remained below the peer group’s average advisory fee. The Trustees remarked that the proposed advisory fee of 1.35% was still well within the range of advisory fees in the Fund’s peer group and remained below the peer group’s average advisory fee. The Trustees considered that there was no expense limitation agreement in place for the Fund, noting that if the proposed fee were approved, LCM had agreed to expense limitations of 1.95%, 2.45%, 2.20% and 1.45% on Class A, C, L and I shares respectively. The Trustees noted that Fund’s net expense ratios after waiver would be below the peer group average of 2.49%. After further discussion, the Board concluded that the proposed advisory fee of 1.35% remained competitive and reasonable.

Economies of Scale. The Trustees considered whether LCM had realized or will realize economies of scale with respect to the management of the Fund. The Trustees agreed with LCM’s assessment that, as the Fund had grown, management of the Fund had also grown more complex, requiring additional resources of the adviser. The Trustees remarked that the Fund is currently being marketed to both affiliated and unaffiliated broker-dealers and also to registered investment advisers. The Trustees noted their satisfaction with the Fund’s growth over the past year. The Trustees agreed that while meaningful economies of scale had not yet been reached, they would continue to monitor Fund growth and evaluate the appropriateness of breakpoints in the advisory fee as Fund assets increase.

Profitability. The Trustees considered the projected profits by LCM in connection with the operation of the Fund for the first two years under the Proposed Advisory Agreement and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund. The Trustees noted that LCM expected to receive a solid profit both in terms of percentage of revenue and dollar amount. The Trustees noted that LCM intends to continue to invest its profits in expanding both the size and caliber of its research team and other resources to the benefit of shareholders. The Board concluded that LCM’s estimated level of profitability from its relationship with the Fund was not excessive.

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Conclusion. Having requested and received such information from LCM as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the proposed advisory fee was reasonable and that approval of the Proposed Advisory Agreement was in the best interests of the shareholders of the Fund.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust. The Trust’s principal executive offices are located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, and its telephone number is 1-855-601-3841. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains LCM as the investment adviser for the Fund. Northern Light Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. The distributor has entered into an agreement with Lucia Securities, LLC, a registered broker and affiliate of LCM, located at 13520 Evening Creek Drive North, Suite 300, San Diego, CA 92128, under which Lucia Securities, LLC provides wholesaling services with respect to the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the Proposed Advisory Agreement and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of by a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Class A	Class C	Class L	Class I
10,968,850	1,728,023	593,171	266,865

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Proposed Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the

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outstanding voting shares of the Fund, whichever is less. For Proposal I, the presence at the Meeting of holders of a majority of the outstanding shares the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal I (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal I may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Fund:

Name and Address	Number of Shares	Class of the Fund	Percentage of the Class
TD Ameritrade FBO Dan & Jenny Coelho Family Foundation, 2911 Anacapa Place, Fullerton, CA 92835	18,069	I	6.77%
TD Ameritrade FBO Jocson Family Foundation, 300 S Harbor Boulevard, Anaheim CA 92805	18,024	I	6.75%
TD Ameritrade FBO Kristy A Cohan IRA, 17046 Legend Oaks Lane, Bakersfield, CA 93314	13,980	I	5.24%

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The following table provides information about Fund shares held by the Trustees and executive officers of the Fund as of the Record Date:

Name*	Number of Shares	Class of the Fund	Percentage of the Class
Mark J. Riedy, PhD.	0	N/A	N/A
Ira J. Miller	8,233	A	Less than 1%
John D. Frager	0	N/A	N/A
Darlene T. DeRemer	0	N/A	N/A
Raymond J. Lucia, Jr.	8,759	A	Less than 1%
Raymond J. Lucia, Jr.	1,746	I	Less than 1%
Raymond J. Lucia, Jr.	2	C	Less than 1%
Raymond J. Lucia, Jr.	2	L	Less than 1%
Felicia Tarantino	0	N/A	N/A

*The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Multi-Strategy Growth & Income Fund, Attention: Secretary, 80 Arkay Drive, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Fund has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions are approximately $27,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by LCM. In addition to solicitation by mail, the Fund will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and LCM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund and LCM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Board knows of no other matter to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at (800) 431-9633.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on August 4, 2017

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at

www.proxyonline.com/docs/MSGIproxy.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Dawn M. Dennis, Assistant Secretary

Dated: June 16, 2017

If you have any questions before you vote, please call our proxy information line at 800) 431-9633. Representatives are available Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

between

MULTI-STRATEGY GROWTH & INCOME FUND

and

LCM INVESTMENT MANAGEMENT, LLC

AGREEMENT, is between MULTI-STRATEGY GROWTH & INCOME FUND, a Delaware statutory trust (the “Trust”), and LCM INVESTMENT MANAGEMENT, LLC, a California limited liability company (the “Adviser”), located at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128.

RECITALS:

WHEREAS, the Trust is an closed-end management investment company and is, or will be, registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A and made subject to this Agreement in accordance with Section 1.4, (being herein referred to as the “Fund”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.       Services of the Adviser.

1.1       Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (ii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected. Subject always to the terms of this Agreement, the Adviser shall have full power and discretionary authority for the Fund(s) and in the name of the Trust as its agent to:

(i)       open and close accounts, including prime brokerage accounts, and select and place orders with reputable banks, members of a national securities exchange, brokers and dealers, and others selected by the Investment Manager in accordance with the provisions of this Section to purchase, sell, and otherwise trade in or deal with any Investment or other asset;

(ii)       instruct the custodian to deliver investments or other assets sold, exchanged, or otherwise disposed of for the Trust and to pay cash for investments or other assets delivered to the custodian upon the acquisition of such investments or other assets, or otherwise to instruct the custodian to deliver Investments or other assets in connection with any investment transaction for the Trust;

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(iii)       invest and reinvest all or any part of the Fund including by effecting or instructing the custodian to effect the exercise of any option, privilege, or right, or the tender, exchange, conversion, or other transactions with respect to any Investment or asset held in the Fund;

(iv)       give its instructions to the custodian through any means that has been agreed to by the custodian;

(v)       consult with legal counsel concerning any question which may arise with reference to its duties under this Agreement; and generally to perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement provided that in no event shall the Adviser have any authority to take or maintain possession of cash, investments, or any other assets of the Trust or to issue instructions to the custodian to deliver or pay the Adviser any cash, investments, or other assets in payment of fees or otherwise.

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2       Brokerage Execution. The Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with research advice and other services, provided that (i) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker utilized by the Adviser, viewed in terms of either the specific transaction or the Adviser’s overall responsibility to the accounts for which the Adviser exercises investment discretion and provided further that the commission is reasonable in relation to the benefits received by such accounts and (ii) the broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund (s), nor shall the Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Adviser, except to the extent permitted by the 1940 Act and the U.S. Securities and Exchange Commission.

1.3       Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.3.1	Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.
1.3.2	Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.
1.3.3	Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.
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1.3.4	Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.
1.3.5	Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.4       Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act and the regulations thereunder. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2.       Expenses of the Funds.

2.1       Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2       Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operations, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1	Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.
2.2.2	Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.
2.2.3	Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.
2.2.4	Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund ‘s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.
2.2.5	Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.
2.2.6	Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.
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2.2.7	Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.
2.2.8	Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.
2.2.9	Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor, other than the expense of a shareholder meeting necessitated by a change in control of the Adviser or other action initiated by the Adviser.
2.2.10	Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.
2.2.11	State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities.
2.2.12	Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.
2.2.13	Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.
2.2.14	Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.
2.2.15	Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.
2.2.16	Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.
2.2.17	Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.
2.2.18	Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.       Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average

A-4

daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 14 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.       Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Adviser’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.       Records.

5.1       The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

5.2       Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.3       Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.       Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.       Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.       Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Annually while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

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9.       Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser and the Trust from the U.S. Securities and Exchange Commission, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.       Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.       Limitation of Liability of Adviser and its Personnel.

The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

12.       Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.       Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which a Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons as that term is defined in Section 2(a)(19) of the Act (“Independent Trustees”). The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.       Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of a majority of the Trustees of the Trust, including the vote or written consent of a majority of the Independent Trustees, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment, if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

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15.       Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of a majority of the Trust’s Board of Trustees, including the vote or written consent of a majority for the Independent Trustees of the Trust, or (ii) by vote of majority of the outstanding voting securities of the Fund. This Agreement will terminate immediately if the Adviser ceases to be registered with the U.S. Securities and Exchange Commission.

16.       Use of Name.

The Trust is named Multi-Strategy Growth & Income Fund and the Fund may be identified, in part, by the name “Multi-Strategy.” The Trust and the Adviser acknowledge that all rights to the name “Multi-Strategy Growth & Income Fund” or any variation thereof belong to the Adviser and that the Trust is being granted a limited license to use “Multi-Strategy Growth & Income Fund” in its name, in the name of any of the Fund or in the name of any class of shares. In the event that the Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the name “Multi-Strategy Growth & Income Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to “Multi-Strategy Growth & Income Fund” may also be withdrawn by the Investment Adviser during the term of this Agreement upon ninety (90) days written notice by the Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect, the Adviser’s right to use the name “Multi-Strategy Growth & Income Fund” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

17.       Declaration of Trust.

Notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.       Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19.       This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.       Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by

A-7

Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.       Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.       Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first written below.

MULTI-STRATEGY GROWTH & INCOME FUND

By:

Name: Raymond J. Lucia, Jr.

Title: President

Date: [ DATE ]

LCM INVESTMENT MANAGEMENT, LLC

By:

Name: Joseph P. Lucia

Title: President

Date: [ DATE ]

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APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Multi-Strategy Growth & Income Fund	1.35%
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Exhibit B
Proxy Ballot

MULTI-STRATEGY
GROWTH & INCOME FUND

PROXY CARD

MULTI-STRATEGY GROWTH & INCOME FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(866) 431-9633** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned holder of shares of Multi-Strategy Growth & Income Fund (the "Fund"), hereby appoints Sam Singh, Richard Malinowski, and Dawn Dennis, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 4, 2017 beginning at 10:00 AM, Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated June 16, 2017. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MULTI-STRATEGY GROWTH & INCOME FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1.	To approve a new advisory agreement between the Fund and LCM Investment Management, LLC, the Fund's current investment adviser.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]